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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 16, 2008

                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)

        Georgia                        0-23340                   62-0342590
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(State of Incorporation)       Commission File Number           (IRS employer
                                                             identification no.)


          504 Thrasher Street,
           Norcross, Georgia                                       30071
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(Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (770) 448-2193


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 - Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers' Compensatory Arrangements of Certain Officers.

(b) In connection with his retirement from Rock-Tenn Company, David Dreibelbis resigned from his position as Executive Vice President and General Manager of the Paperboard Division of Rock-Tenn Company on July 11, 2008.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2008
                                                ROCK-TENN COMPANY


                                                By: /s/ Steven C. Voorhees
                                                    ----------------------------
                                                    Steven C. Voorhees
                                                    Executive Vice President and
                                                    Chief Financial Officer